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                                    EXHIBIT A

                        AGREEMENT REGARDING JOINT FILING

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agrees to the joint filing on behalf of each of them of a Statement on Schedule 13D as promulgated by the SEC, including any pertinent amendments thereto, and including, where applicable, additions or deletions to the group represented by the undersigned, with respect to the Common Stock, $0.001 par value per share, of Health Grades, Inc., and that this Agreement be included as an Exhibit to such filing.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

     IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of April 25, 2001.



                                     CHANCELLOR V, L.P.
                                     By its general partner:
                                     IPC Direct Associates V, L.L.C.
                                     By its Managing Member:
                                     INVESCO Private Capital, Inc.


                                     By: /s/ Alessandro Piol
                                        ----------------------------------
                                     Name: Alessandro Piol
                                     Its: Managing Director


                                     IPC DIRECT ASSOCIATES V, L.L.C.
                                     By its Managing Member:
                                     INVESCO Private Capital, Inc.


                                     By: /s/ Alessandro Piol
                                        ----------------------------------
                                     Name: Alessandro Piol
                                     Its: Managing Director


                                     INVESCO PRIVATE CAPITAL, INC.


                                     By: /s/ Alessandro Piol
                                        ----------------------------------
                                     Name: Alessandro Piol
                                     Its: Managing Director